EXHIBIT 10.3
Execution Version

DEED OF AMENDMENT AND ACCESSION

Date: June 24, 2019

Among:

(1)	Citibank Europe plc (“Bank”);

(2)	Renaissance Reinsurance Ltd.;

(3)	DaVinci Reinsurance Ltd.;

(4)	RenaissanceRe Specialty U.S. Ltd.;

(5)	Renaissance Reinsurance of Europe; and

(6)	Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance, Inc.). (collectively, parties (2), (3), (4), (5), and (6) shall be known as the “Existing Companies”); and

(7)	RenaissanceRe Europe AG (party (7) shall be known as the “Acceding Company”).

When referenced collectively, the Existing Companies and the Acceding Company shall be known as the “Companies.”

1.	Background

By the execution of the following the Existing Companies and the Bank have established a facility for the issuance of letters of credit: Facility Letter dated 17 September 2010 as amended by Letters of Amendment dated 14 July 2011 , 1 October, 2013, 23 December 2014, 31 March 2015 , 30 December 2015, 14 January 2016, 31 December 2016, 29 December 2017, and 31 December 2018 (collectively, the “Committed Facility Letter”).

The parties have agreed to certain further amendments to the Committed Facility Letter as detailed in this deed.

Terms and expressions defined in the Committed Facility Letter shall have the same meanings when used in this deed unless the context otherwise requires or the contrary is otherwise indicated.

The parties to this deed hereby agree that from the Effective Date (as defined below) the rights and obligations of the parties under the Committed Facility Letter and the terms of the Committed Facility Letter shall be amended as specifically set out below.

2.	Effective Date

The following amendments shall take effect on and from 24 June 2019 (“Effective Date”).

3.	Accession

The Acceding Company hereby accedes to the rights, and assume the obligations, of a “Company” under the Committed Facility Letter.

The Acceding Company agrees to execute and deliver to the Bank each of the following Facility Documents:

(i)	An accession letter to the Facility Fee Letter;

(ii)	Each document listed in Clause 3 of the Facility Letter; and

(iii)	Any other document required to be delivered in connection with such Facility Documents (such Facility Documents and additional document(s), collectively the “Transaction Documents.”

As of the date hereof and as to itself, the Acceding Company hereby makes the representations and warranties set forth in Clause 8 of the Committed Facility Letter; provided, that, with respect to the representations and warranties set forth in paragraph (d) thereof, the “Latest Financials” referred to therein shall be deemed to be a reference to the financial statements of the Acceding Company as of the fiscal year ended in 31 December 2018 previously provided to the Bank. For the avoidance of doubt, this paragraph shall not prejudice in any way nor act as a waiver in respect of the Bank’s rights under the Committed Facility Letter to request and/or receive any documents from the Acceding Company.

4.	Costs and expenses

Each party to this deed shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this deed.

5.	Affirmation and acceptance

With effect from the Effective Date, the terms and conditions of the Committed Facility Letter shall be read and construed by reference to this deed and all references to the Committed Facility Letter shall be deemed to incorporate the relevant amendments contained within this deed and all references in the Committed Facility Letter to “ this Committed Facility Letter” shall with effect from the Effective Date be references to the Committed Facility Letter as amended by this deed.

In the event of any conflict between the terms of this deed and the Committed Facility Letter, the terms of this deed shall prevail. Except as amended by the terms of this deed, all of the terms and conditions of the Committed Facility Letter shall continue to apply and remain in full force and effect. The Companies shall, at the request of Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this deed.

6.	Continuation of Security

The Companies confirm that, on and after the Effective Date:

(a)	notwithstanding the amendments made to the Committed Facility Letter pursuant to this deed,

(i)
the Amended and Restated Pledge Agreement dated 25 November 2014 between Renaissance Reinsurance Ltd. and Bank, as amended by Letter of Amendment dated 22 November 2016, (the “RRL Pledge Agreement”) and any security granted under it continues in full force and effect;

(ii)
the Amended and Restated Pledge Agreement dated 25 November 2014 between DaVinci Reinsurance Ltd. and Bank, as amended by Letter of Amendment dated 22 November 2016, (the “DaVinci Pledge Agreement”) and any security granted under it continues in full force and effect;

(iii)
the Amended and Restated Pledge Agreement dated 25 November 2014 between RenaissanceRe Specialty U.S. Ltd. and Bank, as amended by Letter of Amendment dated 22 November 2016, (the “RSUS Pledge Agreement”) and any security granted under it continues in full force and effect;

(iv)
the Amended and Restated Pledge Agreement dated 25 November 2014 between Renaissance Reinsurance of Europe and Bank, as amended by Letter of Amendment dated 22 November 2016, (the “ROE Pledge Agreement”) and any security granted under it continues in full force and effect;

(v)
the Pledge Agreement dated 31 March 2015 between Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance Inc.) and Bank, as amended by Letter of Amendment dated 22 November 2016, (the “RRUS Pledge Agreement”) and any security granted under it continues in full force and effect;

(vi)	the Pledge Agreement dated the date hereof between RenaissanceRe Europe AG and Bank (the “RREAG Pledge Agreement”), and any security granted under it continues in full force and effect;

(vii)	the RRL Pledge Agreement, ROE Pledge Agreement, DaVinci Pledge Agreement, RRUS Pledge Agreement, RSUS Pledge Agreement and RREAG Pledge Agreement, collectively, the “Pledge Agreements”;

(viii)
the Amended and Restated Account Control Agreement dated 25 November 2014 between Renaissance Reinsurance Ltd., Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “RRL Control Agreement”) and any security granted under it continues in full force and effect;

(ix)
the Amended and Restated Account Control Agreement dated 25 November 2014 between DaVinci Reinsurance Ltd., Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 Nov ember 2016, (the “DaVinci Control Agreement”) and any security granted under it continues in full force and effect;

(x)
the Amended and Restated Account Control Agreement dated 25 November 2014 between RenaissanceRe Specialty U.S. Ltd., Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “RSUS Control Agreement”) and any security granted under it continues in full force and effect;

(xi)
the Amended and Restated Account Control Agreement dated 25 November 2014 between Renaissance Reinsurance of Europe, Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “ROE Control Agreement”) and any security granted under it continues in full force and effect;

(xii)
the Account Control Agreement dated 31 March 2015 between Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance Inc.), Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “RRUS Control Agreement”) and any security granted under it continues in full force and effect;

(xiii)
the Account Control Agreement dated the date hereof between RenaissanceRe Europe AG, Citibank Europe plc and The Bank of New York Mellon (the “RREAG Control Agreement”), and any security granted under it continues in full force and effect; and

(xiv)	the RRL Control Agreement, ROE Control Agreement, DaVinci Control Agreement, RRUS Control Agreement, RSUS Control Agreement and RREAG Control Agreement, collectively, the “Control Agreements”,

such Pledge Agreements, Control Agreements and security extend to all obligations established by the Committed Facility Letter, as amended pursuant to this deed.

7.	Counterparts

This deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a deed notwithstanding it is signed under hand by Bank.

8.	Third party rights

No person shall have any right to enforce any provision of this deed under the Contracts (Rights of Third Parties) Act 1999.

9.	Governing law

This deed (and any non-contractual obligation, dispute, controversy proceedings or claim of whatever nature arising out of it or in any way relating to this deed or its formation) shall be governed by and construed in accordance with English law.
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Signatories to the Deed of Amendment and Accession

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE LTD.
acting by an officer

In the presence of

EXECUTED AS A DEED BY DAVINCI REINSURANCE LTD.
acting by an officer

In the presence of

EXECUTED AS A DEED BY RENAISSANCERE SPECIALITY U.S. LTD.
acting by an officer

In the presence of

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE OF EUROPE
acting by a director

In the presence of

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE U.S. INC.
acting by an officer

In the presence of

Signed /s/ Aditya K. Dutt

Name Aditya K. Dutt

Title Senior Vice President & Treasurer

Signature of Witness /s/ Phelecia Barnett

Name of Witness Phelecia Barnett

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

Signed /s/ Aditya K. Dutt

Name Aditya K. Dutt

Title Treasurer

Signature of Witness /s/ Phelecia Barnett

Name of Witness Phelecia Barnett

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

Signed /s/ Aditya K. Dutt

Name Aditya K. Dutt

Title Senior Vice President & Treasurer

Signature of Witness /s/ Phelecia Barnett

Name of Witness Phelecia Barnett

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

Signed /s/ Ian Branagan

Name Ian Branagan

Title Director

Signature of Witness /s/ Clare McKinlay

Name of Witness Clair McKinlay

Address 18th Floor, 125 Old Broad Street, London, EC2N 1AR, UK

Signed /s/ James Conway

Name James Conway

Title Senior Vice President, General Counsel &
Secretary

Signature of Witness /s/ Molly E. Gardner

Name of Witness Molly E. Gardner

Address 140 Broadway, Suite 4200, New York, NY, 10005, USA

EXECUTED AS A DEED BY                Signed     /s/ Aditya K. Dutt
RENAISSANCERE EUROPE AG            Name     Aditya K. Dutt
Title    Authorized Person
Acting by an authorized person             Signature of Witness    /s/ Phelecia Barnett
In the presence of                    Name of Witness    Phelecia Barnett
Address    Beethovenstrasse 33, CH-8002, Zürich, Switzerland

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF BANK:

By:    /s/ Niall Tuckey
Name:     Niall Tuckey
Title:     Director